EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST ANNOUNCES TAX REPORTING INFORMATION FOR 2017 COMMON AND PREFERRED SHARE DISTRIBUTIONS

DALLAS, January 29, 2018 -- Ashford Hospitality Trust, Inc. (NYSE: AHT) today announced the tax reporting (Federal Form 1099-DIV) information for the 2017 distributions on its common shares and its Series A, D, F, G and H preferred shares.
The income tax treatment for 2017 for Ashford Hospitality Trust, Inc. Common Stock CUSIP #044103109 traded on the NYSE under ticker symbol "AHT" is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Capital Gain Distribution	Unrecaptured 1250 Gain	Return of Capital
Total Cash Per Share	$0.4800	$0.0000	$0.0000	$0.0000	$0.4800
Total Distributions	$0.4800	$0.0000	$0.0000	$0.0000	$0.4800
Percent	100%	0.0000%	0.0000%	0.0000%	100.00%

The income tax treatment for the 2017 distributions for Ashford Hospitality Trust, Inc. Series A Preferred Stock CUSIP #044103208 traded on the NYSE under ticker symbol "AHTPrA" is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Capital Gain Distribution	Unrecaptured 1250 Gain	Return of Capital
Total Cash Per Share	$1.60320	$0.0000	$0.86049	$0.0000	$0.74271
Percent	100%	0.0000%	53.67334%	0.0000%	46.32666%

On September 18, 2017 Ashford Hospitality Trust, Inc. redeemed all outstanding shares of its Series A Preferred Stock at $25.00 per share plus accrued and unpaid dividends in the amount of $.463125 per share. $25.463125 per share should be treated as redemption proceeds.

The income tax treatment for the 2017 distributions for Ashford Hospitality Trust, Inc. Series D Preferred Stock CUSIP #044103406 traded on the NYSE under ticker symbol "AHTPrD" is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Capital Gain Distribution	Unrecaptured 1250 Gain	Return of Capital
Total Cash Per Share	$2.11240	$0.0000	$1.13380	$0.0000	$0.97860
Percent	100%	0.0000%	53.67334%	0.0000%	46.32666%

On September 18, 2017 Ashford Hospitality Trust, Inc. redeemed 1,564,353 outstanding shares of its Series D Preferred Stock at $25.00 per share plus accrued and unpaid dividends in the amount of $.457709 per share. $25.457709 per share should be treated as redemption proceeds.

On October 4, 2017 Ashford Hospitality Trust, Inc. redeemed 379,036 outstanding shares of its Series D Preferred Stock at $25.00 per share plus accrued and unpaid dividends in the amount of $.551598 per share. $25.551598 per share should be treated as redemption proceeds.

On December 8, 2017 Ashford Hospitality Trust, Inc. redeemed 5,135,924 outstanding shares of its Series D Preferred Stock at $25.00 per share plus accrued and unpaid dividends in the amount of $.399028 per share. $25.399028 per share should be treated as redemption proceeds.

The income tax treatment for the 2017 distributions for Ashford Hospitality Trust, Inc. Series F Preferred Stock CUSIP #044103604 traded on the NYSE under ticker symbol "AHTPrF" is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Capital Gain Distribution	Unrecaptured 1250 Gain	Return of Capital
Total Cash Per Share	$1.84360	$0.0000	$0.98952	$0.0000	$0.85408
Percent	100%	0.0000%	53.67334%	0.0000%	46.32666%

The income tax treatment for the 2017 distributions for Ashford Hospitality Trust, Inc. Series G Preferred Stock CUSIP #044103703 traded on the NYSE under ticker symbol "AHTPrG" is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Capital Gain Distribution	Unrecaptured 1250 Gain	Return of Capital
Total Cash Per Share	$1.75660	$0.0000	$0.94283	$0.0000	$0.81377
Percent	100%	0.0000%	53.67334%	0.0000%	46.32666%

The income tax treatment for the 2017 distributions for Ashford Hospitality Trust, Inc. Series H Preferred Stock CUSIP # 044103802 traded on the NYSE under ticker symbol "AHTPrH" is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Capital Gain Distribution	Unrecaptured 1250 Gain	Return of Capital
Total Cash Per Share	$0.18750	$0.0000	$0.10064	$0.0000	$0.08686
Percent	100%	0.0000%	53.67334%	0.0000%	46.32666%

The common and preferred distributions that the Company paid on January 17, 2017 to shareholders of record as of December 30, 2016 are reportable in 2017. The common and preferred distributions that the company paid on January 16, 2018 to shareholders of record as of December 29, 2017 will be reportable in 2018.

In accordance with IRS Code Section 6045B, the Company will post Form 8937, Report of Organizational Actions Affecting Basis of Securities, which may be found in the Corporate Actions section of the company's website. This form provides detailed information on the return of capital portion of the preferred and common share distributions. The Company encourages shareholders to consult with their own tax advisors with respect to the federal, state and local, and foreign income tax effects of these dividends.

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing opportunistically in the hospitality industry in upper upscale, full-service hotels.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple's App Store and the Google Play Store by searching "Ashford."

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